SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

AVANT Immunotherapeutics, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 20, 2007

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of AVANT Immunotherapeutics, Inc. This year’s meeting will be held on Thursday, May 17, 2007 at 2:00 p.m., local time, at our corporate offices located at 119 Fourth Avenue, Needham, Massachusetts.

     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of AVANT by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting we will review our operations, report on 2006 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.

     Your vote is important. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it as promptly as possible or vote electronically via the Internet or by telephone. The enclosed proxy card contains instructions regarding voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

Sincerely,

J. Barrie Ward, Ph.D. Chairman of the Board

AVANT Immunotherapeutics, Inc.
119 Fourth Avenue
Needham, MA 02494
________________________

Notice of Annual Meeting of Stockholders
________________________

     The annual meeting of stockholders of AVANT Immunotherapeutics, Inc. will be held at 2:00 p.m. on May 17, 2007, at our corporate offices located at 119 Fourth Avenue, Needham, Massachusetts, for the following purposes:

1.	To elect seven directors to serve until the 2008 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To transact any other business which may properly come before the meeting.

     Stockholders of record at the close of business on April 6, 2007 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Stockholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. If you would like to vote electronically via the Internet or by telephone, please follow the instructions on the proxy card. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

     A copy of our annual report to stockholders for the fiscal year ended December 31, 2006 is being mailed to you with this notice and proxy statement.

By Order of the Board of Directors

AVERY W. CATLIN Secretary

Needham, Massachusetts
April 20, 2007

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE ELECTRONICALLY OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

April 20, 2007

AVANT IMMUNOTHERAPEUTICS, INC.
119 Fourth Avenue
Needham, Massachusetts 02494
_________________

PROXY STATEMENT
_________________

     This proxy statement is furnished to the holders of common stock, par value $.001 per share, of AVANT Immunotherapeutics, Inc. (“AVANT”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of AVANT (hereinafter referred to as the “Board of Directors” or “Board”) for the 2007 annual meeting of stockholders to be held at our Corporate offices located at 114 Fourth Avenue, Needham, Massachusetts on May 17, 2007, and at any adjournments or postponements thereof. This proxy statement and the accompanying notice of annual meeting of stockholders and proxy card are first being mailed to stockholders on or about April 20, 2007.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of directors.

Who is entitled to vote?

     If our records show that you are a stockholder as of the close of business on April 6, 2007, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

     All stockholders of record of shares of common stock of AVANT at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver’s license or passport.

What constitutes a quorum?

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 74,184,048 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

     Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder. If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by AVANT.

     Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your common shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

     Vote by Mail. If you would like to vote by mail, mark your proxy card, sign and date it, and return it to ADP Financial Services, Inc. in the postage-paid envelope provided.

     Vote in Person. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

     Vote by Telephone. If you hold your common shares in your own name as holder of record, you may vote by telephone by calling the toll-free number listed on the accompanying proxy card. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 16, 2007. When you call you will receive a series of voice instructions which will allow you to vote your common shares. A control number, located above the registration line of your proxy card, verifies your identity as a stockholder and allows you to vote your common shares and confirm that your voting instructions have been recorded properly. If you vote by telephone, you do not need to return your proxy card.

     Vote by Internet. You also have the option to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 16, 2007. As with telephone voting, you will be given the opportunity to confirm that your voting instructions have been properly recorded. If you vote by Internet, you do not need to return your proxy card.

Will other matters be voted on at the annual meeting?

     We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

     You may revoke your proxy at any time before it has been exercised by:

  filing a written revocation with the Secretary of AVANT at the address set forth below;

  filing a duly executed proxy bearing a later date; or

  appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

     For your review, our 2006 annual report, including financial statements for the fiscal year ended December 31, 2006, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the “SEC”) on Form 10-K, including the financial statements and the financial statement schedule, may be obtained without charge by writing to the Secretary of AVANT at the following address: 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

     Seven directors are to be elected at the annual meeting. Current Chairman of the Board, J. Barrie Ward, has announced his intention to retire from the Board of Directors as of the 2007 annual meeting. All nominees will be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees listed below is currently a director of AVANT, and each has consented to be nominated and to serve if elected. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee.

Vote Required

     Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as “yes votes”; votes that are withheld from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.

Recommendation

     The Board of Directors unanimously recommends a vote FOR their nominees. Proxies solicited by the Board will be voted FOR each of the nominees unless instructions to withhold or to the contrary are given.

Information Regarding the Nominees and Executive Officers

     The following table sets forth the nominees for the Board of Directors, their ages and the year in which each first became a director.

		Year First
Nominee	Age	Became Director
Una S. Ryan, Ph.D.	65	1996
Harry H. Penner, Jr.	61	1997
Peter A. Sears	68	1999
Karen Shoos Lipton	53	2001
Larry Ellberger	59	2003
Alf A. Lindberg, M.D., Ph.D.	67	2005
Francis R. Cano, Ph.D.	62	2005

     The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting and the executive officers who are not directors, based on information furnished to AVANT by each nominee and executive officer. The following information is correct as of April 6, 2007.

     Nominees for Election as Directors

     Una S. Ryan, Ph.D. Dr. Ryan has been Chief Executive Officer of AVANT since August 1996 and President, Chief Operating Officer and a director of AVANT since May 1996. Dr. Ryan joined us as Vice President, Research and Chief Scientific Officer in May 1993. She is also Research Professor of Medicine at the Whitaker Cardiovascular Institute of the Boston University School of Medicine. Prior to joining AVANT, Dr. Ryan was Director of Health Sciences at Monsanto Company from January 1990 to November 1992 and Research Professor of Surgery, Medicine and Cell Biology at Washington University School of Medicine from 1990 to 1993. Dr. Ryan is a member of the Governing Body of Biotechnology Industry Organization’s (“BIO”) Emerging Companies Section and serves on the Board of BIO and she is the former Chairman of the Massachusetts Biotechnology Council. She is currently a director of Albany Molecular Research, Inc. and IQuum, Inc.

     Harry H. Penner, Jr. Mr. Penner has been a director since January 1997. He is currently Chairman, Chief Executive Officer and a director of Marinus Pharmaceuticals, Inc. He is also President and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new biotechnology companies. In December 2001, he was appointed BioScience Advisor to the Governor and the State of Connecticut. From 1993 to 2001, he was President, Chief Executive Officer and a director of Neurogen Corporation. Previously, he served as Executive Vice President of Novo Nordisk A/S and President of Novo Nordisk of North America, Inc. from 1988 to 1993. From 1985 to 1988, he was Executive Vice President and General Counsel of Novo Nordisk A/S. He is Chairman of the Connecticut Board of Governors for Higher Education and has served as Chairman of the Board for the Connecticut Technology Council and Co-Chairman of Connecticut United for Research Excellence. He currently serves on the Boards of Altus Pharmaceuticals, Inc., Ikonisys, Inc., and RHEI Pharmaceuticals, Inc. and chairs the Boards of Rib-X Pharmaceuticals, Inc. and RxGen, Inc.

     Peter A. Sears. Mr. Sears has been a director since May 1999. Since August 2004, Mr. Sears has served as a consultant to Quaker BioVentures, a venture capital fund. He retired in 1999 as Vice President, Business Investments, SmithKline Beecham Corporation (now GlaxoSmithKline), and President and Founder of S.R. One, Limited, SmithKline’s venture capital fund. He was with SmithKline from 1963 and S.R. One, Limited from 1985 to 1999. Since 1997 through June 2003, Mr. Sears was Adjunct Professor of Management, Johnson School of Management, Cornell University. He currently serves on the Board of Directors of Vybion, Inc., Protez Pharmaceuticals, Inc., Smart BioSciences, Inc., Immune Control, Inc., and Fox Chase Bank.

     Karen Shoos Lipton. Ms. Lipton has been a director since May 2001. Ms. Lipton was appointed Chief Executive Officer of the American Association of Blood Banks (dba AABB) in October 1994. Previously she has held senior positions at the American Red Cross since 1984, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Lipton was a lawyer in private practice.

     Larry Ellberger. Mr. Ellberger has been a director since August 2003. He is a Founder and Principal of Healthcare Ventures Associates, Inc., a consulting firm for the pharmaceutical, biotechnology and medical device industries. He was most recently Interim Chief Executive Officer of PDI, Inc., a diversified sales and marketing services provider to the biopharmaceutical, medical device and diagnostic industries from October 2005 to May 2006. From 2000 to 2003, he was Senior Vice President of Powderject plc. He served as a director of Powderject since 1997. Previously, Mr. Ellberger was an employee of W.R. Grace & Co. from 1995 to 1999, serving as Chief Financial Officer from 1996 and Senior Vice President, Strategic Planning and Development from 1995. From 1975 to 1995, Mr. Ellberger held numerous senior executive positions at American Cyanamid Company, serving the last four years as Vice President, Corporate Development. Mr. Ellberger currently serves on the Board of Directors of Omrix, Inc. and Transpharma, Ltd.

     Alf A. Lindberg, M.D., Ph.D. Dr. Lindberg is currently the Chief Executive Officer of Nobel Web AB, the official website of the Nobel Foundation, and is a non-executive Director of Catella Health Care in Sweden, Pharmexa A/S and Curalogic A/S in Denmark and Proteome Sciences plc in the United Kingdom. From 1993 through 2003, he was an adjunct professor in Microbiology at the Karolinska Institutet. In 1995, Dr. Lindberg was appointed Executive Vice President of Research and Development at Pasteur Merieux Connaught (from 2000 Aventis Pasteur, and from 2005 Sanofi Pasteur) in Lyon, France, a position he held until his retirement in

2001. From 1992 to 1995, Dr. Lindberg held the position of Chief Scientific Officer and Head of Research and Development at Wyeth Vaccines in Pearl River, New York. From 1985 to 1993, Dr. Lindberg was a member of the Nobel Assembly and its Nobel Committee, which selects the Nobel Laureates in Physiology and Medicine, at the Karolinska Institutet. During 1991 and 1992, he was the Secretary of the Medicine Prize and a member of the Board of Directors of the Nobel Assembly.

     Francis R. Cano, Ph.D. Dr. Cano is currently President of Cano Biotechnology Corporation which he founded in 1996. The company focuses on vaccines, advising major vaccine and biotechnology companies, venture companies, and universities. Dr. Cano formerly served as Chairman and Chief Executive Officer of Vaxin Inc. from 2003 to 2005 and as a director from 2001 to 2005. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company that developed FluMist® to prevent influenza disease with a nasal spray. Dr. Cano began his career as a microbiologist in the vaccines division of Lederle Laboratories and during his 21-year career there he licensed seven human vaccines and served as Vice President and General Manager of the vaccines division. Dr. Cano sits on the Boards of Biomerica, Inc., Lancer Orthodontics, Inc. and Arbor Vita Corporation.

     Executive Officers

     The following persons are executive officers who are not directors of AVANT. Officers are elected annually by the Board of Directors until their successors are duly elected and qualified.

Name of Individual	Age	Position and Office
M. Timothy Cooke, Ph.D.	48	Chief Operating Officer
Avery W. Catlin	58	Senior Vice President, Chief Financial Officer and Secretary
Ronald W. Ellis, Ph.D.	54	Senior Vice President, Research and Development
Henry C. Marsh, Jr., Ph.D.	55	Vice President, Research
Taha Keilani, M.D.	50	Vice President, Medical and Regulatory Affairs

     M. Timothy Cooke, Ph.D. Dr. Cooke joined AVANT in August 2004 as Senior Vice President, Commercial Development. In March 2005, he was promoted to Chief Operating Officer. Prior to joining AVANT, he was Chief Executive Officer and a Director of Mojave Therapeutics, Inc., an early stage biopharmaceutical company developing therapeutic vaccines based on heat shock protein technology. Mojave Therapeutics was purchased by Antigenics in July 2004. From 1991 to 2000, Dr. Cooke held a number of marketing and sales positions at the Merck Vaccine Division, most recently as Senior Director, Worldwide Marketing Planning. He was a founding member of Merck Vaccine Division’s European and Eastern European operations, negotiated and launched the Aventis Pasteur-MSD European vaccines joint venture and created a new vaccine-focused sales force in the United States. Dr. Cooke holds a Ph.D. in bio-organic chemistry from Columbia University and an MBA from Columbia Business School.

     Avery W. Catlin. Mr. Catlin joined AVANT in January 2000. Prior to joining AVANT, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company.

     Ronald W. Ellis, Ph.D. Dr. Ellis joined AVANT in January 2006. In 1998, Dr. Ellis joined BioChem Pharma to establish a Boston-area vaccine development subsidiary, and continued as Senior Vice President, Development, through purchases by Shire Pharmaceuticals in 2001 and by ID Biomedical in September 2004. In 1994, Dr. Ellis joined Astra Research Center Boston and directed its program. Previously, he spent 14 years at Merck Research Laboratories, where he became responsible for preclinical vaccine research and was chairman of collaborations in developing pediatric combination vaccines with partner companies.

     Henry C. Marsh, Jr., Ph.D. Dr. Marsh joined AVANT as Senior Scientist in 1986 and has been Vice President, Research since May 1998. Prior to joining AVANT, he was employed as a scientist at Abbott Laboratories of North Chicago and the Research Triangle Institute in North Carolina.

     Taha Keilani, M.D. Dr. Keilani joined AVANT in June 2004 as Vice President of Medical and Regulatory Affairs. Prior to joining AVANT, Dr. Keilani had more than eighteen years of clinical research experience in the pharmaceutical and biotechnology industries and in academic research. His clinical development experience has been focused primarily in immunology and chronic inflammatory disease. Previously, he was Medical Director of Clinical Development and Regulatory Affairs at Serono, Inc. where he was project leader on three global development programs. Between 1996 and 2000, he was leading the transplant research and development team at Fujisawa Healthcare, Inc. and before that he was Research Assistant Professor of Medicine at Northwestern University Medical School and VA Lakeside Medical Center in Chicago.

The Board of Directors and Its Committees

     Board of Directors. AVANT is currently managed by an eight member Board of Directors, a majority of whom are independent of our management. Dr. Ward will retire at the end of his term, which expires at the 2007 annual meeting, and therefore, is not seeking re-election. Our Board of Directors met six times in 2006. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees). Our annual meeting of stockholders is generally held to coincide with one of the Board’s regularly scheduled meetings. AVANT does not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although all directors typically attend the annual meeting. Each of the then current directors attended the 2006 annual meeting of stockholders.

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Peter A. Sears, Chairman, Harry H. Penner, Jr., and Larry Ellberger. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Each member of the Audit Committee is “independent” as that term is defined in the rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board has designated Larry Ellberger as an “audit committee financial expert,” as defined under the applicable rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards. The Audit Committee met eight times during 2006. Our Board has adopted an Audit Committee Charter, which is available for viewing at www. avantimmune.com.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of J. Barrie Ward, Chairman, Karen Shoos Lipton, Francis Cano and Alf Lindberg. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer and, upon her recommendation, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. The Compensation Committee met once during 2006. Our Board has adopted a Compensation Committee Charter, which is available for viewing at www.avantimmune.com.

     Nominating and Corporate Governance Committee. The Board of Directors has established a Nominating and Corporate Governance Committee consisting of Karen Shoos Lipton, Chairman, Francis Cano and Alf Lindberg. The primary function of the Nominating and Corporate Governance Committee is to assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding the governance of AVANT. The Nominating and Corporate Governance Committee met once during 2006. Our Board has adopted a Nominating and Corporate Governance

Charter, which is available for viewing at www.avantimmune.com. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in the rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards.

     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes (i) the review of requests from Board members, management, members of the Nominating and Corporate Governance Committee, stockholders and other external sources; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates to the Board; and (iii) interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders. Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Charter.

     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of AVANT at the address set forth below under “Stockholder Communications.” All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and consider only such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All securityholder recommendations for director candidates must be submitted to AVANT not less than 120 calendar days prior to the date on which AVANT’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, and must include the following information:

  the name and address of record of the securityholder;

  a representation that the securityholder is a record holder of AVANT’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Corporate Governance Committee’s written charter;

  A description of any arrangements or understandings between the securityholder and the proposed director candidate; and

  The consent of the proposed director candidate to be named in the proxy statement relating to AVANT’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

     Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in its written charter.

Stockholder Communications

     The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of AVANT is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

     Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which AVANT tends to receive repetitive or duplicative communications.

     Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494, Attention: Secretary.

Certain Relationships and Related Transactions

     It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with AVANT’s business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of AVANT complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee’s procedures for reviewing related party transactions are not in writing. In fiscal 2006, there were no related party transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AVANT’s directors, officers and key employees, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish AVANT with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to such persons were satisfied.

Code of Business Conduct and Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics is publicly available on our website at www.avantimmune.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth the amount of common stock beneficially owned as of April 1, 2007 by the following people:

  each director and nominee for director;

  the chief executive officer and the other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during 2006;

  all directors and officers as a group; and

  each person known by AVANT to hold more than 5% of our outstanding common stock.

	Amount and
	Nature of		Percentage of
	Beneficial		Common
Name and Business Address of Beneficial Owners*	Ownership(1)		Stock(2)
Directors and Executive Officers
J. Barrie Ward, Ph.D.	397,915	(3)	**
Una S. Ryan, Ph.D.	2,025,713	(4)	2.66%
Harry H. Penner, Jr.	90,000	(5)	**
Peter A. Sears	162,739	(6)	**
Karen Shoos Lipton	70,000	(7)	**
Larry Ellberger	50,000	(8)	**
Alf A. Lindberg, M.D., Ph.D.	30,000	(9)	**
Francis R. Cano, Ph.D.	30,000	(10)	**
M. Timothy Cooke, Ph.D.	137,000	(11)	**
Avery W. Catlin	281,250	(12)	**
Henry C. Marsh, Jr., Ph. D.	124,835	(13)	**
Taha Keilani, M.D.	76,000	(14)	**
Ronald W. Ellis	50,000	(15)	**
All Directors and Executive Officers as a group (Consisting of 13 persons)	3,525,452	(16)	4.57%
____________________

*	Unless otherwise indicated, the address is c/o AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

**	Less than 1%.

(1)	Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)	Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3)	Includes 30,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Dr. Ward is 16 St. Peters Way, Chorleywood, Herts, WD3 5QE, England.

(4)	Includes 895,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. Includes 1,000,000 Restricted Stock Units, which are vested or will vest within 60 days of the record date. Includes 32,000 shares owned by Dr. Ryan’s husband, of which Dr. Ryan disclaims beneficial ownership.

(5)	Includes 85,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Penner is Marinus Pharmaceuticals, Inc., 21 Business Park Drive, Branford, Connecticut 06405.

(6)	Includes 90,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Sears is Quaker BioVentures, 1811 Chestnut Street, Philadelphia, Pennsylvania 19103.

(7)	Includes 66,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Ms. Lipton is American Association of Blood Banks, 8101 Glenbrook Road, Bethesda, MD 20814.

(8)	Includes 50,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Ellberger is 23 Fawn Drive, Livingston, NJ 0739.

(9)	Includes 30,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Dr. Lindberg is Nobel Web AB, Sturegatan 14, Box 5232, SE-102 45, Stockholm, Sweden.

(10)	Includes 30,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Dr. Cano is Cano Biotechnology Corporation, 11 Acorn Lane, Los Altos, CA 94022.

(11)	Includes 137,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(12)	Includes 260,250 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(13)	Includes 119,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(14)	Includes 74,500 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(15)	Includes 50,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(16)	Includes 1,916,750 shares of common stock issuable upon exercise of options and 1,000,000 Restricted Stock Units, which are vested or will vest within 60 days of the record date.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

     We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We place significant emphasis on pay-for-performance compensation programs, which reward our executives when we achieve certain financial and business goals and create stockholder value. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad based benefits program to create a competitive compensation package for our executive management team. We describe below our compensation philosophy, policies and practices with respect to our chief executive officer, chief financial officer and our other executive officers, who are collectively referred to as our named executive officers.

Administration and objectives of our executive compensation program

     The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, is responsible for establishing and administering the policies governing the compensation of AVANT’s employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of AVANT’s strategic corporate goals, and participation in our stock option program. The bonus awards and stock option grants are made in accordance with the AVANT Performance Incentive Plan and 1999 Stock Option and Incentive Plan. The Compensation Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, in which employees participate on a voluntary basis.

     Our compensation committee has designed our overall executive compensation program to achieve the following objectives:

  attract and retain talented and experienced executives

  motivate and reward executives whose knowledge, skills and performance are critical to our success provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of pre-determined goals ensure fairness among the executive management team by recognizing the contributions each executive makes to our success foster a shared commitment among executives by aligning AVANT’s and their individual goals, and compensate our executives to manage our business to meet our near-term and long-term objectives

     We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the Compensation Committee believes that a substantial percentage of the compensation of our executive officers should be performance based. The Compensation Committee uses its judgment and experience and the recommendations of the chief executive officer (except for her own compensation) to determine the appropriate mix of compensation for each individual.

     In determining whether to adjust the compensation of any one of our executive officers, including our named executive officers, we annually take into account the changes, if any, in the following:

  market compensation levels

  the contributions made by each executive officer

  the performance of each executive officer

  the increases or decreases in responsibilities and roles of each executive officer the business needs for each executive officer

  the relevance of each executive officer’s experience to other potential employers the readiness of each executive officer to assume a more significant role within the organization

     In addition, with respect to new executive officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry and that there should also be internal equity among our executive officers.

Executive compensation components

     In order to both attract and retain experienced and qualified executives to manage AVANT, the Compensation Committee’s policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional compensation upon achievement of goals under the Performance Incentive Plan and through the appreciation of stock-based incentive awards. This policy is designed to have a significant portion of each executive’s total compensation be tied to AVANT’s progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive’s interest with those of our stockholders through equity incentive compensation.

     Our executive compensation program is primarily composed of base salary, annual incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2006 based on a number of factors including:

  our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities the roles and responsibilities of our executives

  the individual experience and skills of, and expected contributions from, our executives the amounts of compensation being paid to our other executives our executives’ historical compensation at AVANT

     We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

     Base salary. Each executive officer (except the chief executive officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the chief executive officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts area, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enables us to hire and retain our leadership team in an extremely competitive environment. Our compensation committee annually reviews salary ranges and individual salaries for our executive officers.

     The base salaries paid to our named executive officers are set forth below in the summary compensation table. For the fiscal year ended December 31, 2006, the annual base salaries of our president and chief executive officer, chief operating officer, chief financial officer, senior vice president of research and development, vice president of research and vice president, medical and regulatory affairs were $415,000, $262,500, $241,462, $224,519, $194,134 and $244,923, respectively. These salaries represent an average increase of approximately 4.6% over the 2005 fiscal year base salaries of these executive officers, excluding the senior vice president of research and development who joined AVANT in January 2006. The salaries in 2006 were either at or slightly above the average of the salaries paid to persons in comparable positions using an independently prepared 2005 employee compensation survey of over 400 biotechnology companies. We believe that the base salaries paid to our executive officers during our fiscal year ended December 31, 2006 achieve our executive compensation objectives and compare favorably to similarly situated companies.

     Performance Incentive Plan. We have designed our performance plan program to reward our executive officers upon the achievement of certain annual revenue, cash flow, research, clinical development, regulatory and business development goals, as approved in advance by our compensation committee and the board of directors. The bonus award is based on achievement of AVANT’s corporate goals which are set at the beginning of each fiscal year and measured against performance at the end of the year by AVANT in accordance with the Performance Incentive Plan. For 2006, the corporate goals were applicable to all employees, including the executive officers and included (i) overall strategic goals and (ii) goals applicable to our therapeutic programs. The corporate goals were allocated between specific product and financial performance targets. Our performance plan emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of certain operating results and an increase in stockholder value. The compensation committee and the board of directors communicate the bonus criteria to all employees, including the named executive officers, at the beginning of the fiscal year. The performance goals and bonus criteria established by the compensation committee under the Performance Incentive Plan are designed to require significant effort and operational success on the part of our executives and AVANT for achievement. We measure such bonus criteria against actual operating results on an annual basis.

     Equity Compensation. We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our executive officers. Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.

     Our recent practice has been to grant equity-based awards to our executive officers, if any at all, on an annual basis. All such grants are subject to approval by the Compensation Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation Committee meeting approving such grant. When granting stock options, the Compensation Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:

  the existing levels of stock ownership among the executive officers relative to each other and to our employees as a whole previous grants of stock options to such executive officers vesting schedules of previously granted options

  the performance of the executives and their contributions to our overall performance an outside survey of stock option grants and restricted common stock awards in the biotechnology industry an internally prepared survey of similarly situated biotechnology companies’ proxy statements personal knowledge of the Compensation Committee members regarding executive stock options and restricted common stock awards at comparable companies the impact of stock option awards on our results of operations and the amount and percentage of our total equity on a diluted basis held by our executives

     Equity compensation awards to our named executive officers primarily consists of stock option awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with AVANT. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting annually thereafter.

     All historical option grants were made at what our Compensation Committee and board of directors determined to be the fair market value of our shares of our common stock on the respective grant dates. In January 2006, we granted to our chief operating officer, chief financial officer, senior vice president of research and development, vice president of research and vice president, medical and regulatory affairs options to purchase 100,000, 25,000, 200,000, 12,000 and 50,000 shares, respectively. Options were not granted to our president and chief executive officer in January 2006. In September 2005, November 2004 and September 2003, AVANT also awarded Restricted Stock Units to Dr. Ryan and recorded non-cash deferred compensation amounting to $270,000, $832,000 and $1,104,000, respectively. On September 21, 2006, AVANT’s Board of Directors modified these Restricted Stock Units to provide that they vest in their entirety upon the earlier of the sale of AVANT or Dr.

Ryan’s retirement at or after age 65. We recognize stock-based compensation expense under SFAS 123R using the fair-value based method for all awards granted on or after the date of our adoption and these values have since been reflected in our consolidated financial statements. Accordingly, the extent and value of our stock-based awards to our executive officers and other employees and directors have a direct effect on the calculation of our operating profit margin, a principal component of variable compensation under our performance plan.

     In April 2007, we adopted an equity grant policy for 2007 that formalizes how we grant equity awards by setting a regular schedule for grants, outlining grant approval requirements and specifying how awards are priced. We believe that this policy will enable us to avoid any option backdating issues or concerns that our awards were timed to precede or follow our release or withholding of material non-public information.

Other benefits

     We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan.

Summary compensation table

     The following table sets forth information regarding compensation earned by our chief executive officer, our chief financial officer and our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2006. We refer to these individuals as our named executive officers. No other executive officers who would have otherwise been includable in the following table on the basis of salary and bonus earned for the year ended December 31, 2006 have been excluded by reason of their termination of employment or change in executive status during that year. The compensation in this table does not include certain perquisites and other personal benefits received by the named executive officers that did not exceed $10,000 in the aggregate in fiscal 2006.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Years	($)	($) (1)	($) (2)	($) (3)	($)	($)	($) (4)	($)
Una S. Ryan, Ph.D.	2006	415,000	73,040	1,225,000	26,250	—	—	2,700	1,741,990
President and Chief
Executive Officer

M. Timothy Cooke, Ph.D.	2006	262,500	28,875	—	107,199	—	—	420	398,994
Chief Operating Officer

Avery W. Catlin	2006	241,462	21,249	—	12,008	—	—	2,680	277,399
Senior Vice President and
Chief Financial Officer

Ronald W. Ellis (5)	2006	224,519	22,000	—	67,534	—	—	550	314,603
Senior Vice President,
Research and Development

Henry C. Marsh, Jr., Ph.D.	2006	194,134	17,084	—	7,129	—	—	2,408	220,755
Vice President, Research

Taha Keilani, M.D.	2006	244,923	21,553	—	18,766	—	—	2,520	287,762
Vice President, Medical
and Regulatory Affairs

____________________

(1)	The amounts in the Bonus column include annual bonus amounts earned in 2006 under the Company’s Performance Incentive Plan.

(2)	This amount relates to the modification during 2006 of prior awards. No new awards were made to Dr. Ryan in 2006. See “Compensation Discussion and Analysis -- Executive Compensation Components -- Equity Compensation.” The amount represents non-cash deferred compensation recognized under SFAS 123R as a result of the modification in September 2006 of Restricted Stock Unit awards made to Dr. Ryan in September 2003, November 2004 and September 2005 to provide that they vest in their entirety upon the earlier of the sale of AVANT or Dr. Ryan’s retirement at or after age 65. Insofar as Dr. Ryan reached age 65 in 2006, under SFAS 123R the entire unamortized fair value of the modified awards ($1,225,000) had to be recognized in 2006 even though Dr. Ryan continues to be en executive officer of AVANT.

(3)	The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant the AVANT 1999 Stock Option and Incentive Plan, and thus may include amounts attributable to awards granted during and before 2006. Assumptions made in the calculation of these amounts are included in Note 5 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.

(4)	The amounts listed in the All Other Compensation column includes AVANT’s matching cash contribution to the 401(k) Savings Plan of each named executive officer and premiums paid for life insurance under the Company’s nondiscriminatory group plan for each named executive officer.

(5)	Dr. Ellis joined AVANT on January 23, 2006.

Grants of Plan-Based Awards

     The following table provides information on stock options, restricted stock units and performance stock units granted in 2006 to each of AVANT’s named executive officers.

GRANTS OF PLAN-BASED AWARDS - 2006

						All Other
					All Other	Option
					Stock	Awards:	Exercise		Grant Date
		Estimated Future Payouts			Awards:	Number of	or Base	Market	Fair Value of
		Under Equity Incentive			Number	Securities	Price of	Price on	Stock and
		Plan Awards			of Shares	Underlying	Option	Date of	Option
	Grant	Threshold	Target	Maximum	or Units	Options	Awards	Grant	Awards
Name	Date	(#)	(#)	(#)	(#)	(#)	($/Sh) (1)	($) (1)	($) (2)
Una S. Ryan, Ph.D.
M. Timothy Cooke, Ph.D.	01/06/06		100,000				2.04	2.08	152,740
Avery W. Catlin	01/06/06		25,000				2.04	2.08	38,185
Ronald W. Ellis, Ph.D.	01/23/06		200,000				1.93	1.94	288,500
Henry C. Marsh, Jr., Ph.D.	01/06/06		12,000				2.04	2.08	18,329
Taha Keilani, M.D.	01/06/06		50,000				2.04	2.08	76,370
____________________

(1)	The exercise price of the option awards differs from the market price on the date of grant. The exercise price is determined based on the average of the high and low price of AVANT’s common stock on the date of grant, while the market price on the date of grant is the closing price of AVANT’s common stock on that date.

(2)	The grant date fair value is generally the amount the company would expense in its financial statements over the award’s service period, but does not include a reduction for forfeitures.

Outstanding Equity Awards

     This following table sets forth certain information regarding the stock option grants and stock awards to the named executive officers at the end of fiscal 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - December 31, 2006

	Option Awards					Stock Awards
			Equity					Equity	Equity
			Incentive					Incentive	Incentive
			Plan				Market	Plan Awards:	Plan Awards:
			Awards:			Number	Value of	Number of	Market or
	Number of		Number of			of Shares	Shares	Unearned	Payout Value
	Securities	Number of	Securities			or Units	or Units	Shares, Units	of Unearned
	Underlying	Securities	Underlying			of Stock	of Stock	or Other	Shares, Units
	Unexercised	Underlying	Unexercised	Option		That	That	Rights That	or Other Rights
	Options (#)	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	That Have Not
	Exercisable	Options (#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(1)	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Una S. Ryan, Ph.D.	20,000			$ 1.81	01/23/2007
	100,000			$ 1.59	03/21/2007
	100,000			$ 1.97	02/09/2008
	100,000			$ 1.88	01/04/2009
	250,000			$ 1.31	05/06/2009
	165,000			$ 2.41	01/06/2010
	80,000			$ 8.53	11/17/2010
	100,000			$ 2.99	11/08/2011
	75,000	25,000		$ 1.14	01/02/2013
	990,000	25,000
M. Timothy Cooke, Ph.D.	100,000	100,000		$ 1.93	08/02/2014
	12,000			$ 2.08	01/03/2015
		100,000		$ 2.04	01/06/2016
	112,000	200,000
Avery W. Catlin	200,000			$ 2.28	01/05/2010
	25,000			$ 2.99	11/08/2011
	2,500	2,500		$ 1.14	01/02/2013
	12,000			$ 2.77	01/02/2014
	12,000			$ 2.08	01/03/2015
		25,000		$ 2.04	01/06/2016
	251,500	27,500
Ronald W. Ellis, Ph.D.		200,000		$ 1.93	01/23/2016
Henry C. Marsh, Jr., Ph.D.	13,000			$ 1.81	01/23/2007
	24,000			$ 1.97	02/09/2008
	15,000			$ 1.67	12/09/2008
	25,000			$ 2.41	01/06/2010
	10,000			$ 8.53	11/17/2010
	10,000			$ 2.99	11/08/2011
	7,500	2,500		$ 1.14	01/02/2013
	12,000			$ 2.77	01/02/2014
	10,000			$ 2.08	01/03/2015
		12,000		$ 2.04	01/06/2016
	126,500	14,500
Taha Keilani, M.D.	50,000			$ 2.59	06/07/2014
	12,000			$ 2.08	01/03/2015
		50,000		$ 2.04	01/06/2016
	62,000	50,000

____________________

(1)	All options are exercisable in 25% annual increments beginning on the first anniversary of the date of grant.

Option Exercises and Stock Vested

     The following table sets forth certain information regarding the number of shares of restricted stock issued under the AVANT 1999 Stock Option and Incentive Plan that vested in fiscal 2006 and the corresponding amounts realized by the named executive officers.

OPTION EXERCISES AND STOCK VESTED - 2006

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)
Una S. Ryan, Ph.D.			700,000	1,225,000
M. Timothy Cooke, Ph.D.
Avery W. Catlin
Henry C. Marsh, Jr., Ph.D.
Ronald W. Ellis, Ph.D.
Taha Keilani, M.D.

     In September 2005, November 2004 and September 2003, AVANT awarded Restricted Stock Units to Dr. Ryan and recorded non-cash deferred compensation amounting to $270,000, $832,000 and $1,104,000, respectively. On September 21, 2006, AVANT’s Board of Directors modified these Restricted Stock Units to provide that they vest in their entirety upon the earlier of the sale of AVANT or Dr. Ryan’s retirement at or after age 65. Dr. Ryan reached age 65 in December 2006.

Employment Agreements

     Dr. Ryan entered into an employment agreement with AVANT (the “agreement”), which was amended and restated as of August 20, 1998, amended as of December 23, 2002 and again as of September 18, 2003. The term of the agreement is for one (1) year with rolling automatic one-year extensions. If prior to a change in control (as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan), Dr. Ryan’s employment is terminated by AVANT without cause (as defined in the agreement), Dr. Ryan will be eligible to receive a lump sum amount equal to one year’s salary, at the rate then in effect, and continuation of group health plan benefits for a period of up to twelve (12) months. If within a year after a change in control, Dr. Ryan’s employment is terminated by AVANT without cause or by Dr. Ryan for good reason (as defined in the agreement), or if a change in control occurs within one (1) year after Dr. Ryan is terminated without cause by AVANT, Dr. Ryan is entitled to receive a lump sum amount equal to three (3) times the base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended) applicable to Dr. Ryan, less one dollar ($1.00). Such severance may be further reduced to the extent necessary to preserve AVANT’s tax deduction. In September 2005, November 2004 and September 2003, AVANT also awarded Restricted Stock Units to Dr. Ryan and recorded non-cash deferred compensation amounting to $270,000, $832,000 and $1,104,000, respectively. On September 21, 2006, AVANT’s Board of Directors modified these Restricted Stock Units to provide that they vest in their entirety upon the earlier of the sale of AVANT or Dr. Ryan’s retirement at or after age 65. Dr. Ryan reached age 65 in December 2006.

     Dr. Cooke entered into a letter agreement with AVANT on June 10, 2004 (the “Letter Agreement”), which provides for AVANT’s employment of Dr. Cooke, as a Senior Vice President of Commercial Development, beginning on June 21, 2004. Under the terms of the Letter Agreement, if (1) there has been a Change of Control of AVANT (as defined in the Letter Agreement) and Dr. Cooke’s employment is thereafter terminated by Dr. Cooke for other than Good Reason (as defined in the Letter Agreement), or (2) there has been a Change of Control of AVANT and Dr. Cooke’s employment is thereafter terminated for Cause (as defined in the Letter Agreement)

by AVANT, death, Disability or Retirement (each as defined in the Letter Agreement), then no benefits shall be payable to Dr. Cooke. If Dr. Cooke’s employment is terminated within one (1) year following a Change in Control of AVANT by Dr. Cooke for Good Reason or by AVANT other than for Cause, death, Disability or Retirement, then Dr. Cooke’s benefits shall be those described in the Letter Agreement, including the continuance of Dr. Cooke’s base salary for 12 months and a 100% vesting of all unvested options. On June 14, 2004 Dr. Cooke’s employment terms were amended (the “Amended Letter Agreement”) such that AVANT agreed to pay Dr. Cooke six month’s of severance (at the rate of his final base pay) if Dr. Cooke’s employment is terminated by AVANT without cause. This Amended Letter Agreement provides that Dr. Cooke is employed on an at-will basis and also allows for Dr. Cooke to receive health and dental benefits during this severance period. Dr. Cooke has since been promoted to chief operating officer, however, his employment terms pursuant to this Letter Agreement remain the same.

     Mr. Catlin and Dr. Marsh have agreements with AVANT under which each is eligible for a severance payment of twelve month’s base salary, continuation of health insurance benefits for twelve months and 100% vesting of all stock option grants in the event of his termination following a change-of-control, as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan.

Pension Benefits

     None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by AVANT.

Nonqualified Deferred Compensation

     None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential payments upon termination of employment or change in control

     Certain of our named executive officers have provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of a change of control of AVANT or termination following a change of control. These severance and acceleration provisions are described in “Employment Agreements,” and certain estimates of these change of control benefits are provided in the table below.

Una S. Ryan, Ph.D.

     The following table describes the potential payments and benefits upon employment termination for Una S. Ryan, president and chief executive officer, as if her employment terminated as of December 31, 2006, the last business day of our latest fiscal year.

					Voluntary termination
					by the executive for good
					reason or termination by
	Voluntary	Voluntary	Termination	Termination	AVANT without cause
Executive benefits and	resignation not	resignation for	by AVANT not	by AVANT for	in connection with or
payments upon termination	for good reason	good reason	for cause	cause	following change of control
Base salary	$ — (1)	$ — (1)	$415,000	$—	$1,743,000
Equity Awards
Acceleration	—	—	—	—	—
Continuation of Health
Benefits	—	—	12,764	—	12,764
Total	$ —	$ —	$427,764	$—	$1,755,764
____________________

(1)	AVANT is only required to pay Dr. Ryan an amount equal to her salary pro-rated for the period of time for which AVANT waives the 60 days prior notice of termination as required under the agreement.

M. Timothy Cooke, Ph.D.

     The following table describes the potential payments and benefits upon employment termination for M. Timothy Cooke, chief operating officer, as if his employment terminated as of December 31, 2006, the last business day of our latest fiscal year.

					Voluntary termination
					by the executive for good
					reason or termination by
	Voluntary	Voluntary	Termination	Termination	AVANT without cause
Executive benefits and	resignation not	resignation for	by AVANT not	by AVANT for	in connection with or
payments upon termination	for good reason	good reason	for cause	cause	following change of control
Base salary	$—	$—	$131,250	$—	$262,500
Equity Awards
Acceleration	—	—	—	—	—
Continuation of Health
Benefits	—	—	6,999	—	13,998
Total	$—	$—	$138,249	$—	$276,498

Avery W. Catlin

     The following table describes the potential payments and benefits upon employment termination for Avery W. Catlin, chief financial officer, as if his employment terminated as of December 31, 2006, the last business day of our latest fiscal year.

					Voluntary termination
					by the executive for good
					reason or termination by
	Voluntary	Voluntary	Termination	Termination	AVANT without cause
Executive benefits and	resignation not	resignation for	by AVANT not	by AVANT for	in connection with or
payments upon termination	for good reason	good reason	for cause	cause	following change of control
Base salary	$—	$—	$—	$—	$241,462
Equity Awards
Acceleration	—	—	—	—	2,850
Continuation of Health
Benefits	—	—	—	—	13,999
Total	$—	$—	$—	$—	$258,311

Henry C. Marsh, Jr., Ph.D.

     The following table describes the potential payments and benefits upon employment termination for Henry C. Marsh, Jr., Ph.D., vice president, research, as if his employment terminated as of December 31, 2006, the last business day of our latest fiscal year.

					Voluntary termination
					by the executive for good
					reason or termination by
	Voluntary	Voluntary	Termination	Termination	AVANT without cause
Executive benefits and	resignation not	resignation for	by AVANT not	by AVANT for	in connection with or
payments upon termination	for good reason	good reason	for cause	cause	following change of control
Base salary	$—	$—	$—	$—	$194,134
Equity Awards
Acceleration	—	—	—	—	2,850
Continuation of Health
Benefits	—	—	—	—	13,999
Total	$—	$—	$—	$—	$210,983

Director Compensation

     Directors who are not employees of AVANT are each entitled to receive a retainer fee of $15,000 each fiscal year, with the Chairman of the Board receiving $20,000. Each Board committee Chairman receives an additional retainer fee of $3,000, with the Audit Committee Chairman receiving $5,000. In addition, each non-employee director is entitled to receive $1,500 for attendance at each meeting in person and $750 for each telephonic meeting of the Board of Directors and $1,000 for attendance at each meeting in person and $500 for each telephonic meeting of a Board committee. The AVANT 1999 Stock Option and Incentive Plan provides for annual automatic grants to each independent director of an option to purchase 10,000 shares of common stock with vesting after one year, a ten year term, and an exercise price equal to the fair market value of the common stock on the day of grant. As of the record date, the current independent directors had the following stock options outstanding: J. Barrie Ward—30,000; Harry H. Penner, Jr.—90,000; Peter A. Sears—90,000, Karen Shoos Lipton—66,000, and Larry Ellberger—50,000, Alf A. Lindberg—30,000 and Francis R. Cano—30,000.

     This table summarizes the annual cash compensation for AVANT’s non-employee directors during 2006.

DIRECTOR COMPENSATION - 2006

					Change in
					Pension Value
				Non-Equity	and Nonqualified
	Fees Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)(1)	($)	Earnings	($)	($)
J. Barrie Ward	31,250		11,155				42,405
Harry H. Penner, Jr.	25,875		11,155				37,030
Peter A. Sears	28,500		11,155				39,655
Karen Shoos Lipton	26,625		11,155				37,780
Larry Ellberger	26,625		11,155				37,780
Alf Lindberg	23,625		27,990				51,615
Francis Cano	23,625		27,990				51,615
____________________

(1)	The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant the AVANT 1999 Stock Option and Incentive Plan, and thus may include amounts attributable to awards granted during and before 2006. Assumptions made in the calculation of these amounts are included in Note 5 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors was composed of four non-employee directors during the year, Messrs. J. Barrie Ward, Francis Cano and Alf Lindberg and Ms. Karen Shoos Lipton. None of these Compensation Committee members is an officer or employee of AVANT. Dr. Ward was formerly an employee of AVANT and was a consultant for AVANT until December 31, 2004. Dr. Ward did not participate in actions or discussions with respect to his own compensation. No Compensation Committee interlocks between AVANT and another entity exist.

REPORT OF THE COMPENSATION COMMITTEE*

     The Compensation Committee has reviewed the Compensation Discussion and Analysis with management and based on a review of the Compesantion Discussion Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14(A).

Compensation Committee

J. Barrie Ward, Chairman
Karen Shoos Lipton
Francis Cano
Alf Lindberg

*	The foregoing report of the Compensation Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

REPORT OF THE AUDIT COMMITTEE*

     The undersigned members of the Audit Committee of the Board of Directors of AVANT submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2006 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for AVANT for the fiscal year ended December 31, 2006.

2.	The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit. PricewaterhouseCoopers LLP has also communicated with the Audit Committee on matters required by Rule 2-07 of Regulation S-X.

3.	The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent public accounting firm, the auditors’ independence from management and AVANT including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in AVANT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Peter A. Sears, Chairman
Harry H. Penner, Jr.
Larry Ellberger

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP as AVANT’s independent registered public accounting firm. We expect that a representative from PricewaterhouseCoopers LLP will be present at the annual meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit Fees

     Represents fees for professional services provided in connection with the audit of AVANT’s annual audited financial statements and reviews of AVANT’s quarterly financial statements, advice on accounting matters directly related to the audit and audit services provided in connection with other statutory or regulatory filings. Fees, including out of pocket expenses, for the fiscal years 2006 and 2005 audit, including assurance services provided in connection with the assessment and testing of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, and the quarterly reviews of Forms 10-Q during fiscal years 2006 and 2005 were $374,550 and $315,075, respectively.

Audit-Related Fees

     Audit-related fees are for assurance and other activities not explicitly related to the audit of AVANT’s financial statements, and consisted principally of fees for consultations concerning financial accounting and reporting standards. No Audit-related fees were billed by PricewaterhouseCoopers LLP for fiscal 2006 and 2005.

Tax Fees

     Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services. In 2006 and 2005, we engaged another public accounting firm to perform these services.

All Other Fees

     Other fees of $1,500 were billed by PricewaterhouseCoopers LLP in fiscal years 2006 and 2005.

     The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public AVANT Accounting Oversight Board) to be provided to AVANT by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for AVANT if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

     The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining PricewaterhouseCoopers, LLP’s independence and has determined that such services for fiscal years 2006, 2005 and 2004 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

OTHER MATTERS

Expenses of Solicitation

     The expense of preparing, printing and mailing the notice of annual meeting of stockholders and proxy material, and all other expenses of soliciting proxies will be borne by AVANT. We have retained ADP Financial Services, Inc. as agent for soliciting proxies. Officers or other employees of AVANT may, without additional compensation therefore, solicit proxies in person, by telephone, facsimile, mail or the Internet. We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

Stockholder Proposals for 2008 Annual Meeting

     Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in AVANT’s proxy statement and form of proxy for our 2008 annual meeting must be received by AVANT on or before December 21, 2007 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.: Secretary.

     Shareholder proposals to be presented at AVANT’s 2008 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725 not earlier than January 18, 2008, nor later than March 3, 2008 unless our 2008 annual meeting of stockholders is scheduled to take place before April 17, 2008 or after July 16, 2008. Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder’s notice shall be timely received by AVANT at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by AVANT at our principal executive office not later than the close of business on the later of (1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by AVANT. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725, Attn.: Secretary.

AVANT IMMUNOTHERAPEUTICS, INC. 119 FOURTH AVENUE NEEDHAM, MASSACHUSETTS 02494
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by AVANT Immunotherapeutics, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AVANT Immunotherapeutics, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AVANT1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AVANT IMMUNOTHERAPEUTICS, INC.

1.	Election of Directors.

Nominees:
	(01)	Una S. Ryan
	(02)	Harry H. Penner, Jr.
	(03)	Peter A. Sears
	(04)	Karen Shoos Lipton
	(05)	Larry Ellberger
	(06)	Alf A. Lindberg
	(07)	Francis R. Cano

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AVANT IMMUNOTHERAPEUTICS, INC.

Proxy Solicited by the Board of Directors for the

Annual Meeting of Stockholders

on May 17, 2007

The undersigned hereby appoints Harry H. Penner, Jr. and Una S. Ryan, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock held of record by the undersigned on April 6, 2007, at the Annual Meeting of Stockholders (the “Meeting”) to be held at 2:00 p.m. on May 17, 2007 at the Company’s offices located at 119 Fourth Avenue, Needham, Massachusetts 02494, or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given in connection with Proposal 1, this proxy will be voted FOR the election of the nominees for director and, in their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. Any stockholders wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the postage-paid envelope provided.

The undersigned hereby acknowledges(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s 2006 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.